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Exhibit 10.7

INFRASOURCE SERVICES, INC.
2004 EMPLOYEE STOCK PURCHASE PLAN

Section 1.    General Purpose of Plan; Definitions.

        The name of this plan is the InfraSource Services, Inc. 2004 Employee Stock Purchase Plan (the "Plan"). The Plan was adopted by the Board (defined below) on [    •    ] , subject to the approval of the stockholders of the Company (defined below), which approval was obtained on [    •    ]. The purpose of the Plan is to provide Employees (defined below) of the Company (defined below), its Parent (defined below) and any Designated Subsidiary (defined below) with the opportunity to purchase Common Stock (defined below) through accumulated payroll deductions. It is the intention of the Company that the Plan qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Code (defined below), and that the provisions of the Plan be construed in a manner consistent with the requirements of such Section of the Code.

        For purposes of the Plan, the following terms shall be defined as set forth below:

          (a)   "Administrator" means the Board, or if and to the extent the Board does not administer the Plan, the Committee in accordance with Section 11 below.

          (b)   "Board" shall mean the Board of Directors of the Company.

          (c)   "Change in Capitalization" shall mean any increase, reduction, change or exchange of Shares for a different number of shares and/or kind of shares or other securities of the Company by reason of a reclassification, recapitalization, merger, consolidation, reorganization, issuance of warrants or rights, stock dividend, stock split or reverse stock split, combination or exchange of Shares, repurchase of Shares, change in corporate structure or otherwise.

          (d)   "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

          (e)   "Committee" shall mean a committee appointed by the Board to administer the Plan and to perform the functions set forth herein.

          (f)    "Common Stock" shall mean the common stock, $0.001 par value, of the Company.

          (g)   "Company" shall mean InfraSource Services, Inc., a Delaware corporation.

          (h)   "Compensation" shall mean the fixed salary or wage paid by the Company to an Employee as reported by the Company to the United States government for Federal income tax purposes, including an Employee's portion of salary deferral contributions pursuant to Section 401(k) of the Code and any amount excludable pursuant to Section 125 of the Code, and any payments for overtime, shift premium, incentive compensation, bonuses, or commissions, but excluding any payments for severance pay, expense reimbursements or any credit or benefit under any employee plan maintained by the Company.

          (i)    "Continuous Status as an Employee" shall mean the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of a leave of absence agreed to in writing by the Company, its Parent or a Designated Subsidiary, as appropriate, provided that (x) such leave is for a period of not more than 90 days or (y) reemployment with the Company, its Parent or a Designated Subsidiary, as appropriate, is guaranteed by contract or statute upon expiration of such leave.

          (j)    "Corporate Transaction" shall mean a sale of all or substantially all of the Company's assets, or a merger, consolidation or other capital reorganization of the Company with or into another corporation, or any other transaction or series of related transactions in which the Company's stockholders immediately prior thereto own less than 50% of the voting stock of the Company (or its successor or parent) immediately thereafter.

          (k)   "Designated Subsidiary" shall mean a Subsidiary that has been designated by the Administrator from time to time in its sole discretion as eligible to participate in the Plan. Schedule A attached hereto sets forth the Designated Subsidiaries as of the Effective Date.

          (l)    "Employee" shall mean any person who is customarily employed for at least twenty (20) hours per week by the Company, its Parent or a Designated Subsidiary and is not a member of a collective bargaining unit that has refused to participate in the Plan.

          (m)  "Enrollment Date" shall mean the first Trading Day of each Offering Period.

          (n)   "Fair Market Value" as of a particular date shall mean the fair market value of the Shares as determined by the Administrator in its sole discretion; provided, however, that (i) if the Shares are admitted to trading on a national securities exchange, fair market value of the Shares on any date shall be the closing sale price reported for the Shares on such exchange on such date or, if no sale was reported on such date, on the last date preceding such date on which a sale was reported, (ii) if the Shares are admitted to quotation on the National Association of Securities Dealers Automated Quotation ("Nasdaq") System or other comparable quotation system and have been designated as a National Market System ("NMS") security, fair market value of the Shares on any date shall be the closing sale price reported for the Shares on such system on such date or, if no sale was reported on such date, on the last date preceding such date on which a sale was reported, or (iii) if the Shares are admitted to quotation on the Nasdaq System but have not been designated as an NMS security, fair market value of the Shares on any date shall be the average of the highest bid and lowest asked prices of the Shares on such system on such date or, if no bid and ask prices were reported on such date, on the last date preceding such date on which both bid and ask prices were reported. Notwithstanding anything to the contrary contained herein, for purposes of the Enrollment Date of the first Offering Period under the Plan, fair market value of the Shares shall be the initial price to the public as set forth in the final prospectus included within the registration statement in Form S-1 filed with the Securities and Exchange Commission for the initial underwritten public offering of the Stock (the "Registration Statement").

          (o)   "Offering Period" shall mean a period as described in Section 3 hereof.

          (p)   "Parent" shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the granting of an option, each of the corporations other than the Company owns Shares possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain, whether or not such corporation now exists or hereafter acquires the Company.

          (q)   "Participant" shall mean an Employee who elects to participate in the Plan pursuant to Section 4 hereof.

          (r)   "Purchase Date" shall mean the last Trading Day of each Offering Period.

          (s)   "Purchase Price" shall mean an amount equal to the lesser of (i) 85% of the Fair Market Value of a Share on the Enrollment Date or (ii) 85% of the Fair Market Value of Share on the Purchase Date.

          (t)    "Share" shall mean a share of Common Stock.

          (u)   "Subsidiary" shall mean any corporation (other than the Company) in an unbroken chain of corporations, beginning with the Company, if, at the time of the granting of an option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50%

  or more of the total combined voting power of all classes of stock in one of the other corporations in such chain, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

          (v)   "Trading Day" shall mean a day on which national stock exchanges and the Nasdaq System are open for trading.

Section 2.    Eligibility.

          (a)   Subject to the limitations set forth in Section 2(b) hereof, any person who has been continuously employed as an Employee since the date that is six months prior to an Enrollment Date shall be eligible to participate in the Plan in accordance with Section 4 hereof and shall be granted an option for the Offering Period commencing on such Enrollment Date.

          (b)   Notwithstanding any provision of the Plan to the contrary, no Employee shall be granted an option under the Plan (i) if such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code), immediately after the option is granted, would own stock and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company, its Parent or of any Subsidiary, or (ii) if such grant would permit such Employee's right to purchase stock under all employee stock purchase plans (described in Section 423 of the Code) of the Company, its Parent and of any Subsidiary to accrue at a rate that exceeds twenty-five thousand dollars ($25,000) of Fair Market Value of such stock (determined at the time such option is granted) for any calendar year in which such option would be outstanding (applied in accordance with Section 423(b)(8) of the Code and the Treasury Regulations thereunder). Any amounts received from an Employee that cannot be used to purchase Shares as a result of this limitation shall be returned as soon as reasonably practicable to the Employee without interest.

Section 3.    Offering Periods.

        The Plan shall be implemented by a series of consecutive six-month Offering Periods, with a new Offering Period commencing on the first Trading Day on or after May 15 (beginning in the year 2005) and November 15 (beginning in the year 2004) of each year, or at such other time or times as may be determined by the Administrator, and ending on the last Trading Day on or before the following November 14 and May 14, respectively, or at such other time or times as may be determined by the Administrator; provided, however, that the first Offering Period under the Plan shall commence with the first Trading Day on or after the date on which the Securities and Exchange Commission declares the Company's Registration Statement effective and ending on the last Trading Day on or before November 14, 2004. The Plan shall continue until terminated in accordance with Section 17 hereof. Subject to Section 17 hereof, the Administrator shall have the power to change the duration and/or the frequency of Offering Periods with respect to future offerings and shall use its best efforts to notify Employees of any such change at least fifteen (15) days prior to the scheduled beginning of the first Offering Period to be affected. In no event shall any option granted hereunder be exercisable more than twenty-seven (27) months from its date of grant.

Section 4.    Enrollment; Participation.

          (a)   First Offering Period.

              (i)  Each Eligible Employee who is employed by the Company or a Designated Subsidiary on the calendar day immediately preceding the Effective Date (as defined in Section 21) shall automatically be enrolled and become a Participant in the Plan effective as of the Enrollment Date with respect to the first Offering Period to the extent of up to fifteen percent (15%)] of his or her Compensation for each payday occurring during the first Offering Period.

             (ii)  On the Enrollment Date of the first Offering Period the Company shall commence an offering by granting each Participant an option to purchase shares of Common Stock. The number of shares to be purchased on the Purchase Date of such Offering Period shall be determined by dividing the sum of each Participant's aggregate payroll deductions accumulated prior to such Purchase Date and timely lump sum cash payments retained in the Participant's Account as of such Purchase Date by the applicable Purchase Price; provided that in no event shall a Participant be permitted to purchase during each Offering Period more than 2,000 Shares (subject to any adjustment pursuant to Section 16 hereof), provided, further, that such purchase shall be subject to the limitations set forth in Sections 2(b) and 10 hereof. Exercise of the option shall occur as provided in Section 6 hereof, unless the Participant has withdrawn pursuant to Section 8 hereof. The option with respect to an Offering Period shall expire on the Purchase Date with respect to such Offering Period or the withdrawal date if earlier.

            (iii)  Following the Effective Date, each such Participant shall, no later than a date designated by the Administrator for such purpose (the "Election Date"), elect to make contributions for the first Offering Period to his or her account up to the amount set forth in Section 5 by payroll deductions. To make contributions by payroll deductions, such Participant must complete the form of subscription agreement provided by the Company prior to the Election Date. Payroll deductions shall commence on the first payday following the Election Date, and shall end on the last payday prior to the Purchase Date of the Offering Period to which the subscription agreement is applicable, unless sooner terminated by the Participant's withdrawal from the Plan or termination of the Participant's Continuous Status as an Employee as provided in Section 8 hereof. Unless a Participant, by giving written notice (or such other notice as may from time to time be prescribed by the Administrator), elects not to participate with respect to any subsequent Offering Period, the Participant shall be deemed to have accepted each new offer and to have authorized payroll deductions in respect thereof during each subsequent Offering Period.

            (iv)  With respect to any payday(s) that occur following the Enrollment Date of the first Offering Period and on or prior to the Election Date, each Participant shall be permitted to make a one-time lump sum cash payment equal to the amount of such Participant's Compensation that would have been deducted from such Participant's Compensation had the subscription agreement in subsection (iii) above been in place during any such payday(s). Participants wishing to make the lump sum cash payment shall do so by making such payment to the Company not later than ten (10) calendar days before the Purchase Date of such Offering Period.

             (v)  If a Participant fails to submit a complete form of subscription agreement by the Election Date, such Participant shall be deemed to have withdrawn from the Offering Period without the need to provide written notice to the Company.

          (b)   Subsequent Offering Periods.

              (i)  On each subsequent Enrollment Date the Company shall commence an offering by granting each eligible Employee who has elected to participate in such Offering Period pursuant to Section 4(a)(iii) or 4(b)(ii) hereof an option to purchase on the Purchase Date of such Offering Period up to a number of Shares determined by dividing each Employee's payroll deductions accumulated prior to such Purchase Date and retained in the Participant's account as of such Purchase Date by the applicable Purchase Price; provided that in no event shall a Participant be permitted to purchase during each Offering Period more than 2,000 Shares (subject to any adjustment pursuant to Section 16 hereof), provided, further, that such purchase shall be subject to the limitations set forth in Sections 2(b) and 10 hereof. Exercise of the option shall occur as provided in Section 6 hereof, unless the Participant has withdrawn pursuant to Section 8 hereof. The option with respect to an Offering Period shall expire on the Purchase Date with respect to such Offering Period or the withdrawal date if earlier.

             (ii)  An Employee may (subject to the limitations set forth in Section 2(b) hereof) elect to become a Participant in the Plan by completing and filing a subscription agreement authorizing the Company to make payroll deductions (as set forth in Section 5 hereof) at least five (5) business days prior to the applicable Enrollment Date unless a later time for filing the subscription agreement is set by the Administrator for all Employees. Unless a Participant, by giving written notice (or such other notice as may from time to time be prescribed by the Administrator), elects not to participate with respect to any subsequent Offering Period, the Participant shall be deemed to have accepted each new offer and to have authorized payroll deductions in respect thereof during each subsequent Offering Period.

Section 5.    Payroll Deductions.

          (a)   An Employee may, in accordance with rules and procedures adopted by the Administrator and subject to the limitation set forth in Section 2(b) hereof, authorize payroll deductions in amounts which are not less than one percent (1%) and not more than fifteen percent (15%) of such Employee's Compensation on each payday occurring during an Offering Period. Payroll deductions shall commence on the first payroll paid following the Enrollment Date, and shall end on the last payroll paid prior to the Purchase Date of the Offering Period to which the subscription agreement is applicable, unless sooner terminated by the Participant's withdrawal from the Plan or termination of the Participant's Continuous Status as an Employee as provided in Section 8 hereof. A Participant may decrease (but not increase) his or her rate of payroll deductions at any time during an Offering Period, but not more frequently than once during each Offering Period, or as may be determined by the Administrator prior to the commencement of an Offering Period, by giving written notice (or such other notice as may from time to time be prescribed by the Administrator). The change in rate shall be effective the first full payroll period following five (5) business days after the Company's receipt of the new subscription agreement unless the Company elects to process a given change in rate of payroll deductions more quickly.

          (b)   All payroll deductions made by a Participant shall be credited to such Participant's account under the Plan and shall be withheld in whole percentages only. A Participant may not make any additional payments into such account.

          (c)   Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 2(b) hereof, a Participant's rate of payroll deductions may be decreased by the Company to zero percent (0%) at any time during an Offering Period. Payroll deductions shall recommence at the rate provided for in such Participant's subscription agreement at the beginning of the first Offering Period which is scheduled to end the following calendar year, unless a Participant increases or decreases the rate of his or her payroll deductions as provided in Section 5(a) hereof, or terminates his or her participation in the Plan as provided in Section 8 hereof.

Section 6.    Purchase of Shares.

          (a)   Unless a Participant withdraws from the Plan as provided in Section 8 hereof, such Participant's election to purchase Shares shall be exercised automatically on each Purchase Date, and the maximum number of whole Shares subject to option shall be purchased for each Participant at the applicable Purchase Price with the accumulated payroll deductions in each Participant's account as of the Purchase Date. No fractional Shares may be purchased hereunder. Any payroll deductions accumulated in a Participant's account following the purchase of Shares on any Purchase Date that are not sufficient to purchase a full Share shall be retained in the Participant's account for the subsequent Offering Period, subject to earlier withdrawal by the Participant as provided in Section 8 hereof. Any additional amounts remaining in a Participant's account following the purchase of Shares on any Purchase Date that are equal to, or in excess of, the amount required under this Section 6 to purchase at least one full Share shall be returned to the Participant as soon as reasonably practicable following the Purchase Date. During a Participant's lifetime, a Participant's option to purchase Shares hereunder is exercisable only by the Participant.

Section 7.    Delivery of Shares; Withdrawal or Sale of Shares.

        As promptly as reasonably practicable after each Purchase Date, the Company shall either arrange the delivery of the whole Shares purchased on such date by each Participant to the Participant's brokerage account or arrange the delivery to the Participant of a share certificate representing such Shares.

Section 8.    Withdrawal; Termination of Employment.

          (a)   A Participant may withdraw all, but not less than all, of the payroll deductions credited to such Participant's account (that have not been used to purchase Shares) under the Plan by giving written notice to the Company at least five (5) business days prior to the Purchase Date of the Offering Period in which the withdrawal occurs. Withdrawal of payroll deductions shall be deemed to be a withdrawal from the Plan. All of the payroll deductions credited to such Participant's account (that have not been used to purchase Shares) shall be paid to such Participant promptly after receipt of such Participant's notice of withdrawal, and such Participant's eligibility to participate in the Plan for the Offering Period in which the withdrawal occurs shall be automatically terminated. No further payroll deductions for the purchase of Shares shall be made for such Participant during such Offering Period. If a Participant withdraws from an Offering Period, payroll deductions for such Participant shall not resume at the beginning of the succeeding Offering Period unless the Participant timely delivers to the Company a new subscription agreement in accordance with the provisions of Section 4 hereof. A Participant's withdrawal from an Offering Period shall not have any effect upon a Participant's eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offering Periods which commence after termination of the Offering Period from which the Participant withdraws.

          (b)   Upon termination of a Participant's Continuous Status as an Employee during the Offering Period for any reason, including Participant's voluntary termination, retirement or death, all the payroll deductions credited to such Participant's account (that have not been used to purchase Shares) shall be returned to such Participant or, in the case of such Participant's death, to the person or persons entitled thereto under Section 12 hereof, and such Participant's option shall be automatically terminated. Such termination shall be deemed a withdrawal from the Plan.

Section 9.    Interest.

        No interest shall accrue on or be payable by the Company with respect to the payroll deductions of a Participant in the Plan.

Section 10.    Stock Subject to Plan.

          (a)   Subject to adjustment upon Changes in Capitalization of the Company as provided in Section 16 hereof, the maximum aggregate number of Shares which shall be reserved for sale under the Plan for all Offering Periods that commence during each fiscal year of the Company occurring during the term of the Plan shall be 2,000,000 Shares, plus an annual increase to be added on the first day of the Company's fiscal year (beginning 2005) equal to the lesser of (i) 600,000 Shares or (ii) one percent (1%) of the number of outstanding shares of the Company on the last day of the immediately preceding fiscal year. Such Shares shall be available as of the first day of the first Offering Period that commences in each such fiscal year. The Shares may consist, in whole or in part, of authorized and unissued Shares or treasury Shares. If the total number of Shares which would otherwise be subject to options granted pursuant to Section 2(a) hereof on an Enrollment Date exceeds the number of Shares then available under the Plan (after deduction of all Shares for which options have been exercised or are then outstanding), the Administrator shall make a pro rata allocation of the Shares remaining available for option grant in as uniform a manner as shall be practicable and as it shall determine to be equitable. In such event, the Administrator shall give written notice to each Participant of such reduction of the number of option Shares affected thereby and shall similarly reduce the rate of payroll deductions, if necessary.

          (b)   No Participant shall have rights as a stockholder with respect to any option granted hereunder until the date on which such Shares shall be deemed to have been purchased by the Participant in accordance with Section 6 hereof.

          (c)   Shares purchased on behalf of a Participant under the Plan shall be registered in the name of the Participant or, if requested in writing by the Participant, in the names of the Participant and the Participant's spouse.

Section 11.    Administration.

        The Plan shall be administered by the Board or a Committee. The Board or the Committee shall have full power and authority, subject to the provisions of the Plan, to promulgate such rules and regulations as it deems necessary for the proper administration of the Plan, to interpret the provisions and supervise the administration of the Plan, and to take all action in connection therewith or in relation thereto as it deems necessary or advisable. Any decision reduced to writing and signed by a majority of the members of the Committee shall be fully effective as if it had been made at a meeting duly held. The Company shall pay all expenses incurred in the administration of the Plan. No member of the Board or Committee shall be personally liable for any action, determination, or interpretation made in good faith with respect to the Plan, and all members of the Board or Committee shall be fully indemnified by the Company with respect to any such action, determination or interpretation.

        The Plan shall be administered such that all Eligible Employees of the Company (or of any Designated Subsidiary) shall have equal rights and privileges under this Plan so that this Plan qualifies as an "employee stock purchase plan" within the meaning of Section 423 of the Code or applicable Treasury regulations thereunder. Any provision of this Plan that is inconsistent with Section 423 or applicable Treasury regulations shall, without further act or amendment by the Company, the Board or the Administrator, be reformed to comply with the equal rights and privileges requirement of Section 423 or applicable Treasury regulations.

        All decisions, determinations and interpretations of the Board or Committee shall be final and binding on all persons, including the Company, its Parent, any Subsidiary, the Employee (or any person claiming any rights under the Plan through any Employee) and any stockholder of the Company, its Parent or any Subsidiary.

Section 12.    Designation of Beneficiary.

          (a)   A Participant may file, on forms supplied by and delivered to the Company, a written designation of a beneficiary who is to receive Shares and/or cash, if any, remaining in such Participant's account under the Plan in the event of the Participant's death.

          (b)   Such designation of beneficiary may be changed by the Participant at any time by written notice. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant's death, the Company shall deliver the balance of the Shares and/or cash credited to Participant's account to the executor or administrator of the estate of the Participant or, if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such Shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

Section 13.    Transferability.

        Neither payroll deductions credited to a Participant's account nor any rights with regard to the exercise of an option or any rights to receive Shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by the laws of descent and distribution or as provided in Section 12 hereof) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect.

Section 14.    Use of Funds.

        All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

Section 15.    Reports.

        Individual accounts shall be maintained by the Company for each Participant in the Plan. Statements of account shall be given to each Participant at least annually which statements shall set forth the amounts of payroll deductions, the Purchase Price, the number of Shares purchased and the remaining cash balance, if any.

Section 16.    Effect of Certain Changes.

        In the event of a Change in Capitalization or the distribution of an extraordinary dividend, the Administrator shall conclusively determine the appropriate equitable adjustments, if any, to be made under the Plan, including without limitation adjustments to the number of Shares which have been authorized for issuance under the Plan, but have not yet been placed under option, as well as the Purchase Price of each option under the Plan which has not yet been exercised.

        In the event of a dissolution or liquidation of the Company, any Offering Period then in progress will terminate immediately prior to the consummation of such action, unless otherwise provided by the Board. In the event of a Corporate Transaction, each option outstanding under the Plan shall be assumed or an equivalent option shall be substituted by the successor corporation or a parent or subsidiary of such successor corporation. In the event that the successor corporation refuses to assume or substitute for outstanding options, the Offering Period then in progress shall be shortened and a new Purchase Date shall be set (the "New Purchase Date"), as of which date any Offering Period then in progress will terminate. The New Purchase Date shall be on or before the date of consummation of the transaction and the Board shall notify each Participant in writing that the Purchase Date for his or her option has been changed to the New Purchase Date and that his or her option will be exercised automatically on the New Purchase Date, unless prior to such date he or she has withdrawn from the Offering Period as provided in Section 8. For purposes of this Section 16, an option granted under the Plan shall be deemed to be assumed, without limitation, if, at the time of issuance of the stock or other consideration upon a Corporate Transaction, each holder of an option under the Plan would be entitled to receive upon exercise of the option the same number and kind of shares of stock or the same amount of property, cash or securities as such holder would have been entitled to receive upon the occurrence of the transaction if the holder had been, immediately prior to the transaction, the holder of the number of Shares of Common Stock covered by the option at such time (after giving effect to any adjustments in the number of Shares covered by the option as provided for in this Section 16); provided however that if the consideration received in the transaction is not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board may, with the consent of the successor corporation, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in fair market value to the per Share consideration received by holders of Common Stock in the transaction.

Section 17.    Amendment or Termination.

        The Board may at any time terminate or amend the Plan. Except as provided in Section 16 hereof, no such termination may adversely affect options previously granted and no amendment may make any change in any option theretofore granted which adversely affects the rights of any Participant. To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any other applicable law, regulation or stock exchange rule), the Company shall obtain stockholder approval in such a manner and to such a degree as required.

Section 18.    Notices.

        All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when they are received in a timely manner in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

Section 19.    Regulations and Other Approvals; Governing Law.

          (a)   This Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Delaware without giving effect to the choice of law principles thereof, except to the extent that such law is preempted by federal law.

          (b)   The obligation of the Company to sell or deliver Shares with respect to options granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Administrator.

Section 20.    Withholding of Taxes.

        If the Participant makes a disposition, within the meaning of Section 424(c) of the Code of any Share or Shares issued to Participant pursuant to Participant's exercise of an option, and such disposition occurs within the two-year period commencing on the day after the Enrollment Date or within the one-year period commencing on the day after the Purchase Date, Participant shall, within ten (10) days of such disposition, notify the Company thereof and thereafter immediately deliver to the Company any amount of Federal, state or local income taxes and other amounts which the Company informs the Participant the Company may be required to withhold.

Section 21.    Effective Date.

        Subject to the approval of the Plan by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted by the Board, the Plan shall be effective as of the first Trading Day on or after the date on which the Securities and Exchange Commission declares the Company's Registration Statement effective (the "Effective Date").

Section 22.    Term of Plan.

        No option shall be granted pursuant to the Plan and no Offering Period shall commence on or after the tenth anniversary of the Effective Date, but options theretofore granted may extend beyond that date.

SCHEDULE A—DESIGNATED SUBSIDIARIES

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INFRASOURCE SERVICES, INC. 2004 EMPLOYEE STOCK PURCHASE PLAN